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                                                                   Exhibit 10.11

National Financial Services LLC

[FIDELITY INVESTMENT LOGO]

                 REQUEST FOR ALTERNATIVE INVESTMENT SUBSCRIPTION

XXX-XXXX0
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[NFS (Premiere Select) IRA Account Number]

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[IRA Owner Name]

This letter authorizes National Financial Services LLC (NFS), as agent for Fidelity Management Trust Company, Custodian for my NFS Premiere Select IRA to purchase for my IRA:

XX,000 number of shares of Advisors REIT I, Inc.

in the subscription offering thereof, at an aggregate purchase price of $ XX,000.


I hereby direct National Financial Services LLC, agent for Fidelity Management Trust Company, to execute the subscription agreement for the said alternative investment / private offering and to take such other actions as are necessary to complete such subscription, including making delivery of payment for the purchase amount out of my IRA to the Transfer Agent or Issuer that is so designated in the attached agreement.

I agree to indemnify and hold harmless Fidelity Management Trust Company and its agent, National Financial Services LLC, from any claims or losses that may occur as a result of this transaction.


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IRA Owner's signature                                Date

IMPORTANT NOTICE:
If this request is for an amount greater than $25,000, the IRA Owner's signature must be guaranteed.